UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                               -------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 7, 2004
                                                         ----------------


                                  INTRAC, INC.
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                    0-31114                     88-0741759
           ------                    -------                     ----------
(State or Other Jurisdiction       (Commission                (I.R.S. Employer
      of Incorporation)            File Number)              Identification No.)

C/O INNOVATIVE DRUG DELIVERY
        SYSTEMS, INC.
    130 WEST 42ND STREET
        NEW YORK, NY                                                10036
        ------------                                                -----
    (Address of Principal                                         (Zip Code)
     Executive Offices)

       Registrant's telephone number, including area code: (212) 554-4550
                                                           --------------

                          180 VARICK STREET, 13TH FLOOR
                            NEW YORK, NEW YORK 10014
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS.

     On December 7, 2004, Intrac, Inc. (the "Company") issued a press release announcing that on December 6, 2004, the Company completed its merger (the "Merger") with Innovative Drug Delivery Systems, Inc., a Delaware corporation ("IDDS"). On December 6, 2004, IDDS also completed a private placement of 6,028,919 shares of its Common Stock at a price of $3.00 per share. The Merger exchange ratio was 1.0184107 shares of the Company's Common Stock for each share of IDDS Common Stock. As a result of the Merger, the Company has outstanding 25,626,438 shares of Common Stock, of which the former IDDS stockholders hold approximately 72%, and the investors in the placement hold approximately 24%. As a condition to the Merger, the Company's outstanding Series A Preferred Stock was redeemed for $1.00 and its 8% Series SPA Senior Subordinated Convertible Redeemeable Debentures were converted into shares of the Company's Common Stock. A copy of the press release is included as Exhibit 99.1 hereto.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01 Exhibits

Exhibit 99.1 - Press Release dated December 7, 2004

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2004

                                         Intrac, Inc.


                                         By:    /s/ Fred H. Mermelstein
                                             -----------------------------
                                             Name:  Fred H. Mermelstein
                                             Title: President and CEO

                                  Exhibit Index


EXHIBIT NO.               DESCRIPTION
----------------------    ------------------------------------------------------

99.1                      Press Release, dated December 7, 2004